Exhibit 10.20

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

BENECHILL, INC.

WARRANT TO PURCHASE COMMON STOCK

No.	, 2015
VOID AFTER , 2020

THIS CERTIFIES THAT, for value received,                                 , or its assigns (the “Holder”), is entitled to subscribe for and purchase from BENECHILL, INC., a Delaware corporation (the “Company”),                  shares of the Company’s Common Stock, $.001 par value (the “Common Stock”), for an exercise price per share equal to $                 (the “Exercise Price”). This Warrant to Purchase Common Stock (“Warrant”) is being issued pursuant to the terms of that certain Note Purchase Agreement dated November     , 2014 among the Company, the Holder and the other parties thereto (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

1.    EXERCISE OF WARRANT. Subject to Section 7 hereof, the rights represented by this Warrant may be exercised in whole or in part at any time through 5:00 p.m. (Pacific time) on                     , 2020 (the “Exercise Period”), by delivery of the following to the Company at its address listed on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(a)    An executed Notice of Exercise in the form attached hereto;

(b)    Payment of the Exercise Price in cash, by wire transfer to an account of the Company, or by check payable to the order of the Company; and

(c)    This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the shares of the Common Stock so purchased, registered in the name of the Holder, or persons affiliated with the Holder if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of shares of the Common Stock purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of shares of Common Stock for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of shares of Common Stock purchasable hereunder.

The person in whose name any certificate or certificates for the shares of Common Stock are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

On the last day of the Exercise Period, if this Warrant has not previously been exercised it will be deemed exercised by Net Exercise pursuant to Section 2 below, provided that on such date the fair market value of one share of Common Stock is greater than the Exercise Price. The Holder may exercise this Warrant conditioned upon (and effective immediately prior to) consummation of any transaction that would cause the expiration of this Warrant pursuant to Section 7 by so indicating in the Notice of Exercise.

2.    NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder such number of shares of Common Stock computed using the following formula:

	X =	Y (A–B)
A

Where X =	the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, that portion of this Warrant being canceled (at the date of such calculation)

A =	the fair market value of one share of Common Stock (at the date of such calculation)

B =	the Exercise Price (as adjusted to the date of such calculation)

For the purposes of the above calculation, the fair market value of one share of Common Stock shall be determined as follows: (i) if the Company’s Common Stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of one share of Common Stock shall be the closing price or last sale price of a share of Common Stock reported for the business day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company, and (ii) if the Company’s Common Stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of one share of Common Stock in its reasonable good faith judgment.

3.    COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

4.    REPRESENTATIONS OF HOLDER.

4.1    Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring this Warrant and any shares of Common Stock issued hereunder solely for its account for investment and not with a view to or for sale or distribution of said Warrant or shares of the Common Stock or any part thereof. The Holder also represents that the entire legal and beneficial interests of this Warrant and any shares of Common Stock issued hereunder is and will be acquired and held for its account only.

4.2    Securities Are Not Registered.

(a)    The Holder understands that this Warrant and the Common Stock have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b)    The Holder recognizes that this Warrant and any shares of Common Stock issued hereunder must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register this Warrant or the Common Stock, or to comply with any exemption from such registration.

(c)    The Holder is aware that neither this Warrant nor the Common Stock may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations. The Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3    Disposition of this Warrant and any Shares of the Common Stock.

(a)    The Holder further agrees not to make any disposition of all or any part of this Warrant or any shares of the Common Stock issued hereunder in any event unless and until:

(i)    The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii)    There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)    The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, satisfactory to the Company, to the effect that such disposition will not require registration of such Warrant or such shares of Common Stock under the Act or any applicable state securities laws.

(b)    The Holder understands and agrees that all certificates evidencing any shares of Common Stock to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

4.4    Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES OF THE COMMON STOCK.

5.1    Changes in Securities. In the event of changes in the Common Stock by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Common Stock available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same Aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. For the purposes of this Section 5 and Section 8, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of shares of Common Stock subject to this Warrant.

5.2    Notice of Adjustment. Upon any adjustment in accordance with this Section 5 or Section 8 below, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

6.    FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All shares of Common Stock (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise of this Warrant would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one share of Common Stock by such fraction.

7.    EARLY TERMINATION. In the event of, at any time during the Exercise Period, an Acquisition or Asset Transfer (as such terms are defined in the Company’s Certificate of Incorporation), the Company shall provide to the Holder 20 days advance written notice of such Acquisition or Asset Transfer, and if the Holder does not exercise this Warrant in accordance with Section 1, this Warrant will be exercised in accordance with Section 2, if applicable.

8.    REORGANIZATION. In the event of, at any time during the Exercise Period, any capital reorganization of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or an Acquisition or Asset Transfer (each as defined in the Company’s Certificate of Incorporation (an “Organic Change”)), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, and the Exercise Price shall be appropriately adjusted so that the Aggregate Exercise Price after such Organic Change shall be equal to the Aggregate Exercise Price immediately prior to such Organic Change; provided, however, that this Warrant, as adjusted pursuant to this Section 8, shall terminate in accordance with Section 7 if not exercised prior to the closing of an Acquisition or Asset Transfer.

9.    NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10.    TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

11.    LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and delivery a new warrant of like tenor and dated as of such cancellation in lieu of this Warrant; provided, however, if any Warrant of which the original holder, its nominee, or any of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder’s unsecured written agreement to indemnify the Company.

12.    AMENDMENT. Any term of this Warrant may be amended or waived with the written consent of the Company and holders of at least 55% of the aggregate principal amount outstanding under the Notes sold pursuant to the Agreement, provided that all of the Warrants issued pursuant to the Agreement are similarly affected. Upon the effectuation of such amendment or waiver in conformance with this Section 12, the Company shall promptly give written notice thereof to the record holders of all of the Warrants issued pursuant to the Agreement who have not previously consented thereto in writing.

13.    NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holder at such address as the Holder has previously designated in writing to the Company or at such other address as the Company or the Holder may designate by written notice.

14.    ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15.    GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware without giving effect to conflicts of laws principles.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the day and year first written above.

BENECHILL, INC.

By:
Name: Fred Colen
Title: Chief Executive Officer

Address:	10060 Carroll Canyon Rd. Suite 100 San Diego CA 92131

SIGNATURE PAGE TO WARRANT

NOTICE OF EXERCISE

TO: BENECHILL, INC.

(1)    ☐    The undersigned hereby elects to purchase                  shares of Common Stock, par value $.001 (the “Common Stock”) of BeneChill, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐    The undersigned hereby elects to purchase                  shares of Common Stock pursuant to the terms of the net exercise provisions set forth in Section 2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

☐    This is a conditional exercise pursuant to Section 1 of the attached Warrant.

(2)    Please issue a certificate or certificates representing said Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)    The undersigned represents that (i) the aforesaid Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the period of time prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is

1.

then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or, if reasonably requested by the Company, the undersigned has provided the Company with an opinion of counsel reasonably satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

2.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:	, 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of this Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

3.